                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Statement of Cash Flows.......................... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 23
Dividend Reinvestment Plan....................... 24

VVR ANR 9/98

                             LETTER TO SHAREHOLDERS

August 26, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name
of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds
Inc. You can be assured that the
change in your trust's name will not
affect its management or daily
operations, and your trust will
continue to trade under its current
ticker symbol. If you have any
questions regarding your investment or our new name, please contact your financial adviser.

MARKET CONDITIONS
    The Van Kampen Senior Income Trust made its debut at a time when investors have come to expect a lot from the markets. With a high level of employment and a low rate of inflation preserving the consumer's buying power, consumer confidence has been high. In general, businesses have enjoyed a steady run of solid corporate earnings.
    The senior loan market, in our opinion, has demonstrated that it can be an integral part of an expanding economy, both here and abroad. Corporate borrowing has helped to fuel the business activity that is driving economic growth. In the trillion-dollar corporate arena, last year's new issue volume of leveraged senior loans was in the range of $194 billion, ample evidence that corporations are actively pursuing their goals.
    This is not to say that the senior loan market offers any guarantees. As always, the careful evaluation of corporate credit risk is an absolute requirement when investing in senior loans, particularly those that involve more speculative companies. Our approach is to build a senior loan portfolio around a core of companies offering basic goods and services that are fundamental to the consumer's everyday life.
    The recent currency collapse in Southeast Asia reminds us once again that no investment environment is without risk. As market participants speculated on the impact of the Asian financial crisis on American companies and consumers, stock prices in general have fluctuated sharply in recent weeks and months, spurring talk of the current bull market's near-term prospects. For a listing of portfolio holdings (including credit ratings, where applicable), see the Portfolio of Investments included in this report.

INITIAL OFFERING
    Attracting more than $1.8 billion in its initial public offering, the Van Kampen Senior Income Trust was the largest closed-end fund offering in this decade--and the second largest in history.

                                                          Continued on page  two

[PHOTO]

                     DENNIS J. MCDONNELL AND DON G. POWELL

    Despite the challenges of managing such a large asset base, we have moved aggressively to invest the Trust's assets. Our experience in the senior loan market has helped us establish solid working relationships with a wide network of lenders and dealers, enabling us to put this money to work quickly and efficiently.
    The size of the Trust actually provides some important advantages in the senior loan market, which is typically dominated by large institutions. A large fund, for example, can spread its expenses over a larger asset base, bringing down its overall expense ratio. In addition, a large fund may facilitate increased purchasing power, because the purchase of a senior loan interest often requires the ability to take a sizable position in a particular issue. For a smaller portfolio, such a purchase would be imprudent, if not impossible, because it would mean devoting a large portion of its assets to just one investment.
    The Trust's broad asset base has enabled our portfolio management team to compile a wide variety of senior loans right from the start. As of July 31, the Trust held 105 issues, representing 35 different industries.

TOP FIVE PORTFOLIO SECTORS*
                                                                  AS OF
                                                              JULY 31, 1998
Telecommunications--Personal Communication Systems ......         11.7%
Finance .................................................         11.0%
Chemicals/Plastics and Rubber ...........................         7.1%
Health Care .............................................         7.0%
Printing/Publishing .....................................         6.6%

* As a Percentage of Variable Rate Senior Loan Interests

PORTFOLIO STRATEGY
    In selecting specific loans for inclusion in the Trust's portfolio, credit quality has been among our chief concerns. Due to the nature of this portfolio, we are willing to accept a moderate degree of liquidity risk, but we demand a higher return potential at the same time. While we tend to consider securities along a broad return spectrum, we remain sensitive to our investment objective of relative stability of principal. As a result, we have selected investments with the portfolio's long-term earnings power in mind.
    Even in times of fluctuating markets, attractive opportunities arise. The recent General Motors strike, for example, enabled us to obtain interests in certain auto-related issues that might have otherwise been unavailable. These include senior debt issued by American Axle Manufacturing, Inc., a maker of driveline systems, and Breed Technologies, Inc., an airbag manufacturer.
    Our search for senior loans issued by promising companies in dynamic markets sometimes leads us beyond American borders. Representative purchases include the wireless telecommunications firm, BCP SP Ltd., which is structured as a joint venture between Safra (Brazil) and BellSouth. We believe this is a sound credit with a solid coupon payable in U.S. dollars.

                                                        Continued on page  three

TOP FIVE HOLDINGS*
                                                                    AS OF
                                                                JULY 31, 1998
Lyondell Petrochemicals ....................................        4.8%
American Cellular Wireless, Inc. ...........................        4.8%
BCP SP Ltd. ................................................        4.4%
Ispat Inland ...............................................        4.1%
Outdoor Systems, Inc. ......................................        3.9%

* As a Percentage of Variable Rate Senior Loan Interests

TRUST PERFORMANCE
    From the Trust's inception through July 31, 1998, the Trust's stock price has traded between $10 and $10.4375 per share, closing the reporting period at $10.0625 per share. The Trust's first dividend of $0.065 per share was declared on August 3, 1998, and payable on August 31, 1998. This represents an annualized distribution rate of 7.80 percent, based on the initial offering price of $10.00.
    Our strategy for maintaining this high level of current income will hinge on our ability to borrow money at low institutional rates and then reinvest the proceeds in higher-yielding senior loans. As of July 31, the Trust had borrowed $400 million, which has been used to invest in additional senior loans. While this strategy--known as leveraging--tends to magnify market volatility to some extent, we anticipate that it will enable the Trust to offer a higher yield than similar products that do not use this investment technique.

OUTLOOK
    We believe economic growth is likely to be moderate in coming months, with the impact of the Asian economic crisis becoming much more evident. If worsening global economic conditions continue, we would expect the Fed to lower short-term interest rates soon.
    While this asset class has little chance of outperforming equity securities in a bull market, we will seek to assemble an array of senior loan holdings that have the potential to offer investors a degree of relative stability over an extended period of time and in a variety of market conditions. Of course, it would be reckless to predict smooth sailing indefinitely. It is inevitable that our senior loan portfolios will encounter rough spots from time to time. What bolsters our confidence is the belief that senior corporate loans have characteristics--such as their status as senior corporate debt--that can make them an ideal complement to the more aggressive components of an investor's portfolio. In addition, we believe our research capabilities are unmatched within the industry.
    We thank you for entrusting a portion of your assets to our care.

Sincerely,

[SIG.]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG.]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1998

                         VAN KAMPEN SENIOR INCOME TRUST
                           (NYSE TICKER SYMBOL--VVR)

 TOTAL RETURNS

Cumulative total return based on Market Price(1)..........     0.63%
Cumulative total return based on NAV(2)...................     0.70%
Commencement date.........................................  06/24/98

 SHARE VALUATIONS

Net asset value...........................................  $  10.07
Closing common stock price................................  $10.0625
High common stock price (07/22/98)........................  $10.4375
Low common stock price (07/31/98).........................  $  10.00

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

                            A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING
    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING
    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include accounts receivable or inventory, buildings, and real estate, among others. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.
    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY
    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                        Bank Loan Ratings+
 Amount                                           Moody's      S&P            Stated
  (000)                   Borrower                   (Unaudited)            Maturity*             Value
------------------------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  116.0%
            AEROSPACE/DEFENSE  0.9%
$  9,622    K & F Industries, Inc., Term Loan... Ba3          B+             10/15/05         $    9,622,562
   5,558    Whittaker Corp., Term Loan.......... NR           NR             05/30/03              5,557,694
   1,700    Whittaker Corp., Revolving Credit... NR           NR             05/30/01              1,700,001
                                                                                              --------------
                                                                                                  16,880,257
                                                                                              --------------
            AUTOMOTIVE  2.2%
  19,000    American Axle and Manufacturing,
            Inc., Term Loan..................... NR           NR             04/30/06             19,000,000
  20,000    Breed Technologies, Inc., Term
            Loan................................ B1           BB             04/27/06             20,000,194
                                                                                              --------------
                                                                                                  39,000,194
                                                                                              --------------
            BROADCASTING -- CABLE  3.9%
  24,841    Falcon Holdings Group, L.P., Term
            Loan................................ Ba3          BB       06/29/07 to 12/31/07       24,838,710
   5,000    Frontiervision Operating Partners,
            L.P., Term Loan..................... Ba3          BB             03/31/06              5,000,014
  22,500    Insight Communication Co., L.P.,
            Term Loan........................... NR           NR       03/31/05 to 12/31/06       22,497,802
  18,616    Triax Midwest Associates, Term
            Loan................................ NR           NR       06/30/06 to 06/30/07       18,616,402
                                                                                              --------------
                                                                                                  70,952,928
                                                                                              --------------
            BROADCASTING -- DIVERSIFIED  1.1%
  20,000    Emmis Communications Corp., Term
            Loan................................ NR           NR             02/28/07             19,999,979
                                                                                              --------------
            BROADCASTING -- RADIO  0.7%
  11,250    Capstar Radio Broadcasting Partners,
            Inc., Term Loan..................... NR           NR             11/30/04             11,249,980
   1,028    Capstar Radio Broadcasting Partners,
            Inc., Revolving Credit.............. NR           NR             11/30/04              1,027,500
                                                                                              --------------
                                                                                                  12,277,480
                                                                                              --------------
            BROADCASTING -- TELEVISION  2.4%
  43,421    NTL Group (UK), Inc., Term Loan..... NR           NR             12/31/05             43,421,166
                                                                                              --------------
            CHEMICAL, PLASTIC & RUBBER  8.3%
   9,000    General Chemical Group, Inc., Term
            Loan................................ NR           NR             06/15/06              9,000,029
   9,552    High Performance Plastics, Inc.,
            Term Loan........................... NR           NR       09/30/03 to 03/31/05        9,552,740
   9,599    Huntsman Group Holdings, Term
            Loan................................ Ba2          NR             09/30/03              9,591,487
 100,000    Lyondell Petrochemicals, Term
            Loan................................ Ba1          NR             06/30/05            100,038,736
  12,387    Pioneer Americas Acquisition Corp.,
            Term Loan........................... B2           B+             12/31/06             12,400,565
   5,183    Sterling Chemicals, Inc., Term
            Loan................................ Ba3          NR             09/30/04              5,183,312
   4,303    Sterling Pulp Chemicals, Inc., Term
            Loan................................ Ba3          NR             06/30/05              4,303,207
                                                                                              --------------
                                                                                                 150,070,076
                                                                                              --------------
            CONSTRUCTION MATERIALS  1.4%
  24,924    BSI Holdings, Inc., Term Loan....... NR           NR             09/30/05             24,924,242
                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                        Bank Loan Ratings+
 Amount                                           Moody's      S&P            Stated
  (000)                   Borrower                   (Unaudited)            Maturity*             Value
------------------------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS  0.5%
$  2,775    RIC Holdings, Inc., Term Loan....... B1           B              02/28/03         $    2,775,003
   5,677    Stronghaven, Inc., Term Loan........ NR           NR       04/30/01 to 05/15/04        5,676,918
                                                                                              --------------
                                                                                                   8,451,921
                                                                                              --------------
            DIVERSIFIED MANUFACTURING  1.1%
   8,927    International Wire Group, Inc., Term
            Loan................................ B1           NR             09/30/03              8,927,013
  10,833    Intesys Technologies, Inc., Term
            Loan................................ NR           NR       06/30/04 to 06/30/06       10,833,351
     763    Intesys Technologies, Inc.,
            Revolving Credit.................... NR           NR             06/30/04                762,671
                                                                                              --------------
                                                                                                  20,523,035
                                                                                              --------------
            EDUCATION & CHILD CARE  0.2%
   3,500    TEC Worldwide, Inc., Term Loan...... NR           NR             02/28/05              3,499,970
                                                                                              --------------
            ELECTRIC/ELECTRONICS  3.1%
  23,251    Amphenol Corp., Term Loan........... Ba3          B+       05/19/04 to 05/19/06       23,250,571
   6,492    Automata, Inc., Term Loan........... NR           NR       02/28/03 to 02/28/04        6,492,328
  20,959    Chatham Technologies Acquisition,
            Inc., Term Loan..................... NR           NR       08/18/03 to 08/18/05       20,954,612
   6,000    Wesco Distribution, Inc., Term
            Loan................................ Ba2          BB             03/31/06              6,000,000
                                                                                              --------------
                                                                                                  56,697,511
                                                                                              --------------
            ENTERTAINMENT/LEISURE  5.5%
   4,845    Hedstrom Corp., Term Loan........... B1           B+             06/30/03              4,844,828
  30,000    Metro-Goldwyn-Mayer, Inc., Term
            Loan................................ Ba1          NR       03/31/05 to 03/31/06       29,999,342
   2,553    Regal Cinemas, Inc., Term Loan...... Ba3          BB-            05/27/05              2,553,191
  15,000    SFX Entertainment, Inc., Term
            Loan................................ B1           BB-            03/31/06             15,000,040
  48,000    United Artists Theatre Co., Term
            Loan................................ B1           B+       04/21/06 to 04/21/07       48,003,393
                                                                                              --------------
                                                                                                 100,400,794
                                                                                              --------------
            FINANCE  12.7%
  31,578    Bridge Information Systems, Inc.,
            Term Loan........................... NR           NR       06/30/03 to 05/27/05       31,577,778
  21,875    Meditrust, Term Loan................ NR           NR             07/15/99             21,875,379
  67,483    Patriot American Hospitality, Inc.,
            Term Loan........................... NR           NR       03/31/99 to 03/31/03       67,479,402
  70,000    Starwood Hotels and Resorts, Inc.,
            Term Loan........................... NR           NR             02/23/03             70,000,010
  40,144    Ventas Realty Ltd., Inc., Term
            Loan................................ NR           NR       10/30/99 to 04/30/03       40,140,653
                                                                                              --------------
                                                                                                 231,073,222
                                                                                              --------------
            FOOD/BEVERAGE  0.7%
   7,356    Mistic Brands, Inc., Term Loan...... NR           NR       06/01/04 to 06/01/05        7,355,624
   5,700    Southern Foods Group, Inc., Term
            Loan................................ Ba3          BB-            02/28/06              5,700,004
                                                                                              --------------
                                                                                                  13,055,628
                                                                                              --------------
            FOOD STORES  0.3%
   4,993    Eagle Family Foods, Inc., Term
            Loan................................ B1           B+             12/31/05              4,992,860
                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                        Bank Loan Ratings+
 Amount                                           Moody's      S&P            Stated
  (000)                   Borrower                   (Unaudited)            Maturity*             Value
------------------------------------------------------------------------------------------------------------
            HEALTHCARE  8.1%
$  4,477    Extendicare Health Services, Inc.,
            Term Loan........................... Ba3          B+             12/31/03         $    4,477,374
  14,737    FHC Health Systems, Inc., Term
            Loan................................ NR           NR       04/30/03 to 04/30/06       14,736,842
   5,829    Genesis Healthcare Ventures, Inc.,
            Term Loan........................... Ba3          B+       09/30/04 to 06/01/05        5,829,291
   2,025    Genesis Healthcare Ventures, Inc.,
            Revolving Credit.................... Ba3          B+             09/30/03              2,025,554
  20,000    Integrated Health Services, Inc.,
            Term Loan........................... Ba3          B+             09/30/04             20,000,294
  48,160    MedPartners, Inc., Term Loan........ Ba3          BB-            05/31/01             48,160,158
   5,173    Multicare Companies, Inc., Term
            Loan................................ B1           B+       09/30/03 to 06/01/05        5,172,889
   3,000    Oxford Health Plans, Inc., Term
            Loan................................ B3           NR             05/15/03              3,000,003
   1,985    SMT Health Services, Inc., Term
            Loan................................ NR           NR             08/31/03              1,984,416
   3,169    Sun Healthcare Group, Inc., Term
            Loan................................ Ba3          B+             11/12/03              3,169,153
   8,909    Sun Healthcare Group, Inc.,
            Revolving Credit.................... Ba3          B+             11/12/03              8,908,689
  29,644    Vencor, Inc., Term Loan............. B1           B+       10/31/99 to 01/15/05       29,644,452
                                                                                              --------------
                                                                                                 147,109,115
                                                                                              --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.1%
   6,545    Corning Consumer Products, Co., Term
            Loan................................ B1           BB-      04/09/05 to 10/09/06        6,545,455
   7,500    Dal-Tile Group, Inc., Term Loan..... NR           NR             12/31/03              7,500,006
   5,000    Imperial Home Decor Group, Inc.,
            Term Loan........................... B1           B+             03/13/05              5,000,000
                                                                                              --------------
                                                                                                  19,045,461
                                                                                              --------------
            HOTELS, MOTELS, INNS & GAMING  3.0%
  25,550    Aladdin Gaming, LLC, Term Loan...... B2           NR       02/26/06 to 02/26/08       25,550,000
  28,800    Allegro Resorts Corp., Term Loan.... NR           NR             02/11/03             28,800,121
                                                                                              --------------
                                                                                                  54,350,121
                                                                                              --------------
            MACHINERY  1.5%
   4,988    Coinmatch Corp., Term Loan.......... NR           BB             06/30/05              4,987,427
  15,000    Ocean Rig (Norway), Term Loan....... NR           NR             06/01/08             15,000,700
   7,463    Universal Compression, Inc., Term
            Loan................................ Ba3          B+             02/13/04              7,462,390
                                                                                              --------------
                                                                                                  27,450,517
                                                                                              --------------
            MINING, STEEL, IRON, & NON-PRECIOUS
            METALS  5.5%
   5,000    Alliance Coal Corp., Term Loan...... NR           NR             12/31/01              4,995,821
  85,000    Ispat Inland, Term Loan............. Ba3          BB       07/16/05 to 07/16/06       85,000,000
   9,231    P&L Coal Holdings Corp., Term
            Loan................................ NR           NR             06/30/06              9,230,822
                                                                                              --------------
                                                                                                  99,226,643
                                                                                              --------------
            NON-DURABLE CONSUMER PRODUCTS  0.2%
   4,348    Intercontinental Art, Term Loan..... NR           NR             12/31/02              4,338,655
                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                        Bank Loan Ratings+
 Amount                                           Moody's      S&P            Stated
  (000)                   Borrower                   (Unaudited)            Maturity*             Value
------------------------------------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS  1.8%
$ 15,000    Le Group Forex, Inc., Term Loan..... NR           BB             06/30/05         $   15,000,000
  17,156    Paper Acquisition Corp., Term
            Loan................................ NR           NR             06/17/01             17,156,190
                                                                                              --------------
                                                                                                  32,156,190
                                                                                              --------------
            PERSONAL & MISCELLANEOUS
            SERVICES  1.5%
   7,706    Arena Brands, Inc., Term Loan....... NR           NR             06/01/02              7,706,236
  18,647    Boyds Collection Ltd., Term Loan.... Ba3          B+             04/21/05             18,646,609
                                                                                              --------------
                                                                                                  26,352,845
                                                                                              --------------
            PHARMACEUTICALS  0.8%
   4,147    Endo Pharmaceuticals, Inc., Term
            Loan................................ NR           NR             12/31/02              4,147,071
  11,000    Roberts Pharmaceutical Corp., Term
            Loan................................ B1           NR             06/30/03             11,000,000
                                                                                              --------------
                                                                                                  15,147,071
                                                                                              --------------
            PRINTING/PUBLISHING  7.6%
   9,975    Bear Island Paper Co., LLC, Term
            Loan................................ Ba3          B+             12/31/05              9,974,705
  32,737    HMV Media Group, Inc., Term Loan.... B1           BB-      03/28/05 to 03/28/06       32,736,741
  81,273    Outdoor Systems, Inc., Term Loan.... Ba2          BB-            06/30/04             81,271,952
  12,000    R.H. Donnelley Corp., Term Loan..... NR           NR       09/30/05 to 09/30/06       12,000,000
   2,450    TransWestern Publishing L.P., Term
            Loan................................ Ba3          B+             10/01/04              2,450,195
                                                                                              --------------
                                                                                                 138,433,593
                                                                                              --------------
            RESTAURANTS & FOOD SERVICE  2.2%
   8,562    International Diverse Foods, Inc.,
            Term Loan........................... NR           NR       01/15/04 to 01/16/06        8,562,133
  30,500    S.C International Services, Inc.,
            Term Loan........................... Ba3          NR             03/01/07             30,500,000
                                                                                              --------------
                                                                                                  39,062,133
                                                                                              --------------
            RETAIL -- OFFICE PRODUCTS  3.4%
  15,960    Corporate Express, Inc., Term
            Loan................................ Ba3          BB-            04/25/05             15,959,504
  45,000    U.S. Office Products, Inc., Term
            Loan................................ B1           B-             06/09/06             45,000,183
                                                                                              --------------
                                                                                                  60,959,687
                                                                                              --------------
            TELECOMMUNICATIONS -- CELLULAR  5.8%
  91,840    BCP SP Ltd., Term Loan.............. NR           NR             03/16/00             91,840,487
  13,571    Cellular, Inc., Financial Corp.
            (CommNet), Term Loan................ B1           B        09/18/05 to 09/30/07       13,571,134
                                                                                              --------------
                                                                                                 105,411,621
                                                                                              --------------
            TELECOMMUNICATIONS -- HYBRID  2.3%
  11,520    Atlantic Crossing, Term Loan........ NR           NR             11/30/02             11,520,083
   9,964    Dynatech Corp., Term Loan........... NR           B+       05/31/05 to 03/31/07        9,964,286
  20,000    Nextel Finance Co., Term Loan....... Ba3          B-             03/31/03             19,992,482
                                                                                              --------------
                                                                                                  41,476,851
                                                                                              --------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATION SYSTEMS  13.6%
  10,500    Cox Communications, Inc., Term
            Loan................................ Baa2         NR       08/31/06 to 01/31/07       10,499,832
  11,712    Microcell Telecommunications, Inc.,
            Term Loan........................... NR           NR             03/01/06             11,723,652

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                        Bank Loan Ratings+
 Amount                                           Moody's      S&P            Stated
  (000)                   Borrower                   (Unaudited)            Maturity*             Value
------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATION SYSTEMS (CONTINUED)
$ 62,995    Omnipoint Communications, Inc., Term
            Loan................................ B2           B        12/31/04 to 02/17/06   $   62,994,988
  55,000    Sprint Spectrum L.P., Term Loan..... Ba1          NR             01/31/02             54,993,750
   5,000    Sprint, Northern Telecom Vendor
            Facility, Term Loan................. NR           NR             03/31/05              5,001,091
  50,000    Telecorp PCS, Inc., Term Loan....... NR           NR             12/05/07             50,000,088
  11,350    Triton PCS, Inc. Term Loan.......... B1           B              05/04/07             11,350,000
  40,000    Western PCS Corp., Term Loan........ NR           NR             12/31/06             40,002,713
                                                                                              --------------
                                                                                                 246,566,114
                                                                                              --------------
            TELECOMMUNICATIONS -- WIRELESS  6.7%
 100,000    American Cellular Wireless, Inc.,
            Term Loan........................... B2           NR             06/30/07            100,008,809
   5,000    Iridium Operating LLC, Term Loan.... B2           B              12/31/98              5,000,182
   4,490    Metrocall, Inc., Term Loan.......... B1           B              12/31/04              4,490,437
  11,000    TSR Wireless, LLC, Term Loan........ NR           NR             06/30/05             11,000,000
                                                                                              --------------
                                                                                                 120,499,428
                                                                                              --------------
            TEXTILES & LEATHER  1.5%
   8,977    American Marketing Industries, Inc.,
            Term Loan........................... NR           NR       11/30/04 to 11/30/05        8,977,493
   9,975    Galey & Lord, Inc., Term Loan....... B1           BB-      04/02/05 to 04/01/06        9,975,261
   7,980    Pillowtex Corp., Term Loan.......... Ba2          BB             12/31/04              7,976,682
                                                                                              --------------
                                                                                                  26,929,436
                                                                                              --------------
            TRANSPORTATION -- CARGO  1.1%
  20,000    American Commercial Lines, LLC, Term
            Loan................................ Ba2          BB       06/26/06 to 06/26/07       20,000,000
                                                                                              --------------
            UTILITIES  3.3%
  60,250    LIR Energy Ltd., Term Loan.......... NR           NR             04/21/99             60,250,000
                                                                                              --------------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  116.0%
            (Cost $2,099,613,303)..........................................................    2,100,986,744
                                                                                              --------------
            SHORT-TERM INVESTMENTS  5.5%
            EURODOLLAR BONDS  0.9%
            State Street Bank & Trust Eurodollar ($17,311,000 par, maturing 08/03/98,
            yielding 5.25%)................................................................       17,311,000
                                                                                              --------------
            COMMERCIAL PAPER  3.5%
            Case Credit Corp. ($10,000,000 par, maturing 08/07/98, yielding 5.70%).........        9,990,500
            CSX Corp. ($15,000,000 par, maturing 08/21/98, yielding 5.68%).................       14,952,667
            Tandy Corp. ($7,000,000 par, maturing 08/18/98, yielding 5.70%)................        6,981,158
            Texas Utilities Co. ($16,400,000 par, maturing 08/05/98, yielding 5.80%).......       16,389,431
            Western Resources, Inc. ($15,000,000 par, maturing 08/03/98, yielding 5.75%)...       14,995,208
                                                                                              --------------
            TOTAL COMMERCIAL PAPER.........................................................       63,308,964
                                                                                              --------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

                         Borrower                                                          Value
-----------------------------------------------------------------------------------------------------
           SHORT-TERM LOAN PARTICIPATIONS  1.1%
           Alltel Corp. ($15,000,000 par, maturing 08/07/98, yielding 5.66%)........   $   15,000,000
           Western Atlas, Inc. ($4,500,000 par, maturing 08/13/98, yielding
           5.71%)...................................................................        4,500,000
                                                                                       --------------
           TOTAL SHORT-TERM LOAN PARTICIPATIONS.....................................       19,500,000
                                                                                       --------------
           TOTAL SHORT-TERM INVESTMENTS  5.5%
           (Cost $100,119,964)......................................................      100,119,964
                                                                                       --------------
           TOTAL INVESTMENTS  121.5%
           (Cost $2,199,733,268)....................................................    2,201,106,708
           LIABILITIES IN EXCESS OF OTHER ASSETS  (21.5%)...........................     (388,963,454)
                                                                                       --------------
           NET ASSETS  100.0%.......................................................   $1,812,143,254
                                                                                         ------------

NR = Not rated.

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,199,733,268).....................    $2,201,106,708
Cash........................................................         2,439,882
Receivables:
  Interest..................................................        11,578,067
  Investments Sold..........................................           505,818
Unamortized Organizational Costs............................            39,210
Other.......................................................         1,133,278
                                                                --------------
    Total Assets............................................     2,216,802,963
                                                                --------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................       400,000,000
  Investment Advisory Fee...................................         1,303,756
  Administrative Fee........................................           323,205
  Distributor and Affiliates................................            89,821
  Organizational Costs......................................            40,000
Accrued Expenses............................................         2,898,001
Trustees' Deferred Compensation and Retirement Plans........             4,926
                                                                --------------
    Total Liabilities.......................................       404,659,709
                                                                --------------
NET ASSETS..................................................    $1,812,143,254
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................    $    1,800,100
Paid in Surplus.............................................     1,796,019,900
Accumulated Undistributed Net Investment Income.............        12,810,456
Net Unrealized Appreciation.................................         1,373,440
Accumulated Net Realized Gain...............................           139,358
                                                                --------------
NET ASSETS..................................................    $1,812,143,254
                                                                ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,812,143,254 divided by 180,010,000 shares
    outstanding)............................................    $        10.07
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          For the Period June 24, 1998
            (Commencement of Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 15,375,181
Fees........................................................         119,005
                                                                ------------
      Total Income..........................................      15,494,186
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,559,786
Administrative Fee..........................................         367,008
Custody.....................................................          66,608
Shareholder Services........................................          59,597
Legal.......................................................          38,988
Trustees' Fees and Expenses.................................           8,990
Amortization of Organizational Costs........................             789
Other.......................................................         138,494
                                                                ------------
      Total Operating Expenses..............................       2,240,260
      Less Investment Advisory Fee Waived...................          69,863
                                                                ------------
      Net Operating Expenses................................       2,170,397
      Interest Expense......................................         513,333
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 12,810,456
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    139,358
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................               0
  End of the Period.........................................       1,373,440
                                                                ------------
Net Unrealized Appreciation During the Period...............       1,373,440
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $  1,512,798
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 14,323,254
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                          For the Period June 24, 1998
            (Commencement of Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

                                                               Period Ended
                                                              July 31, 1998
----------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $   12,810,456
Net Realized Gain...........................................         139,358
Net Unrealized Appreciation During the Period...............       1,373,440
                                                              --------------
Change in Net Assets from Operations........................      14,323,254
                                                              --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................   1,797,720,000
                                                              --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   1,797,720,000
                                                              --------------
TOTAL INCREASE IN NET ASSETS................................   1,812,043,254
NET ASSETS:
Beginning of the Period.....................................         100,000
                                                              --------------
End of the Period (Including undistributed net investment
  income of $12,810,456)....................................  $1,812,143,254
                                                              ==============

                            STATEMENT OF CASH FLOWS

                          For the Period June 24, 1998
            (Commencement of Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $     14,323,254
                                                              ----------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................    (2,201,106,708)
  Increase in Interest Receivable...........................       (11,578,067)
  Increase in Receivable for Investments Sold...............          (505,818)
  Increase in Unamortized Organizational Costs..............           (39,210)
  Increase in Other Assets..................................        (1,133,278)
  Increase in Bank Borrowings...............................       400,000,000
  Increase in Investment Advisory Fees......................         1,303,756
  Increase in Administrative Fees...........................           323,205
  Increase in Distributor & Affiliates Payable..............            89,821
  Increase in Accrued Expenses..............................         2,898,001
  Increase in Organizational Costs Payable..................            40,000
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................             4,926
                                                              ----------------
    Total Adjustments.......................................    (1,809,703,372)
                                                              ----------------
NET CASH USED FOR OPERATING ACTIVITIES......................    (1,795,380,118)
                                                              ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     1,797,720,000
                                                              ----------------
  Net Cash Provided by Financing Activities.................     1,797,720,000
                                                              ----------------
NET INCREASE IN CASH........................................         2,339,882
Cash at Beginning of the Period.............................           100,000
                                                              ----------------
CASH AT THE END OF THE PERIOD...............................  $      2,439,882
                                                              ================

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Trust outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                             June 24, 1998
                                                             (Commencement
                                                             of Investment
                                                             Operations) to
                                                             July 31, 1998
---------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)................    $  9.987
                                                                --------
Net Investment Income.......................................       0.071
Net Realized and Unrealized Gain............................       0.009
                                                                --------
Total from Investment Operations............................       0.080
                                                                --------
Net Asset Value, End of the Period..........................    $ 10.067
                                                                ========
Market Price Per Share at End of the Period.................    $10.0625
Total Investment Return at Market Price (b).................       0.63%**
Total Return at Net Asset Value (c).........................       0.70%**
Net Assets at End of the Period (In millions)...............    $1,812.1
Ratio of Operating Expenses to Average Net Assets*..........       1.18%
Ratio of Interest Expenses to Average Net Assets............       0.28%
Ratio of Net Investment Income to Average Net Assets*.......       6.94%
Portfolio Turnover..........................................          3%**

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average Net Assets...........       1.21%
Ratio of Net Investment Income to Average Net Assets........       6.90%

** Non-Annualized

(a) Net Asset Value at June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total Investment Return at Market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return and Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust, formerly known as Van Kampen American Capital Senior Income Trust, (the "Trust"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and graphical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $2,100,986,744 (116.0% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable

                                 July 31, 1998
--------------------------------------------------------------------------------

Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market discounts are amortized over the stated life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("Van Kampen") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs normally are amortized over a 60 month period beginning on the date of the Trust's initial public offering of its shares. However, Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Trust's statement of assets and liabilities be written off. Therefore, the Trust will write off the remaining unamortized organizational costs as of August 1, 1999. The Adviser has agreed that in the event any of the initial shares of the Trust originally purchased by Van Kampen are redeemed, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $2,199,733,268, the aggregate gross unrealized appreciation is $3,967,403 and the aggregate gross unrealized depreciation is $2,593,963 resulting in net unrealized appreciation of $1,373,440.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed annually to common shareholders.

                                 July 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average managed assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the period ended July 31, 1998, the Trust recognized expenses of approximately $25,300 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the period ended July 31, 1998, the Trust recognized expenses of approximately $13,600 representing Van Kampen's cost of providing legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998, paid in surplus aggregated $1,796,019,900. Transactions in common shares were as follows:

                                                            PERIOD ENDED
                                                            JULY 31, 1998
-------------------------------------------------------------------------
Beginning Shares........................................          10,000
Shares Sold.............................................     180,000,000
                                                             -----------
Ending Shares...........................................     180,010,000
                                                             ===========

                                 July 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,152,634,268 and $53,228,379, respectively.

5. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $101,497,700 as of July 31, 1998. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

6. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                    PRINCIPAL
                                                     AMOUNT          VALUE
SELLING PARTICIPANT                                   (000)          (000)
---------------------------------------------------------------------------
Wachovia........................................     $14,737        $14,737
Bank of America.................................       5,000          5,001
Chase Securities................................       5,000          5,000
Goldman Sachs Credit............................       4,444          4,444
Bankers Trust...................................       4,348          4,339
                                                     -------        -------
                                                     $33,529        $33,521
                                                     =======        =======

7. BORROWINGS

In accordance with its investment policies, the Trust may borrow money from banks for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into an $800 million revolving credit agreement in two tranches with Nationsbank. The Trust paid $1,000,000 in fees in connection with obtaining the agreement. These Prepaid fees are being amortized into expense over the term of each of the tranches. Tranche A of the facility, totaling $400 million, is unfunded and expires on

                                 July 31, 1998
--------------------------------------------------------------------------------

August 24, 1999. Tranche B of the facility, totaling $400 million, is fully drawn and expires on August 26, 2001. Interest is charged at a rate of LIBOR plus .50%. An unused commitment fee of .10% for Tranche A and .125% for Tranche B is charged on the unused portion of the facility.

8. SUBSEQUENT EVENT

On August 31, 1998, the Trust paid a dividend of $0.065 per share to all shareholders of record as of August 14, 1998.

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

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

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments as of July 31, 1998, and the related statements of operations, cash flows and changes in net assets and financial highlights for the period from June 24, 1998 (commencement of investment operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 1998, the results of its operations, cash flows, the changes in its net assets and financial highlights for the period from June 24, 1998 (commencement of investment operations) to July 31, 1998 in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
September 4, 1998

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

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                         VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

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